Exhibit 99.1

Zai Lab Announces Dr. Harald Reinhart to Retire as Head of Global Development for Neuroscience, Autoimmune and Infectious Diseases;
Dr. Rafael Amado to be Appointed President, Head of Global R&D

SHANGHAI and CAMBRIDGE, Mass., June 11, 2024 – Zai Lab Limited (NASDAQ: ZLAB; HKEX: 9688) announced today that following a distinguished career, Harald Reinhart, M.D., President, Head of Global Development, Neuroscience, Autoimmune and Infectious Diseases (NSAiID) of Zai Lab, will retire at the end of June, after which he will serve as a senior advisor for the Company. Rafael Amado, M.D., President, Head of Global Oncology Research and Development of Zai Lab, will expand his role and assume responsibility for all of the Company’s Global R&D upon Dr. Reinhart’s retirement.
“Harald has devoted nearly 50 years to treating patients, first as a physician and later discovering and developing innovative therapies to bring to patients in need around the world,” said Dr. Samantha Du, Founder, Chairperson, and Chief Executive Officer of Zai Lab. “Harald joined Zai Lab 10 years ago bringing his experience in infectious diseases and later significantly expanding the Company’s capabilities in autoimmune and neuroscience. ”
Dr. Du continued, “It has been a pleasure to work alongside Harald, and we wish him well in his retirement. He has built a strong team and solid foundation that will continue to grow under Rafael’s leadership.”
Dr. Reinhart said, “It’s been a great honor to work with such a talented and dedicated team. I’m very proud of our accomplishments, delivering and developing novel treatments in NSAiID. I look forward to Zai’s continued success.”
As Head of Global R&D, Dr. Amado will continue to advance Zai Lab’s existing and future pipelines across all therapy areas. He has held senior positions and advisory roles in pharmaceutical and biotechnology companies where he was responsible for the discovery and development of a variety of products, across modalities and therapeutic areas.
About Zai Lab
Zai Lab (NASDAQ: ZLAB; HKEX: 9688) is an innovative, research-based, commercial-stage biopharmaceutical company based in China and the United States. We are focused on discovering, developing and commercializing innovative products that address medical conditions with significant unmet needs in the areas of oncology, autoimmune disorders, infectious disease and neuroscience. Our goal is to leverage our competencies and resources to positively impact human health in China and worldwide.
For additional information about Zai Lab, please visit www.zailaboratory.com or follow us at www.twitter.com/ZaiLab_Global.
Zai Lab Forward-Looking Statements
This press release contains forward-looking statements about future expectations, plans, and prospects, including, without limitation, statements relating to the prospects and plans for Zai Lab’s management, operations, and growth potential. All statements, other than statements of historical fact, included in this press release are forward-looking statements, and can be identified by words such as “aim,” “anticipate,” “believe,” “could,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “may,” “plan,” “possible,” “potential,” “will,” “would,” and other similar expressions. Such statements constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees or assurances of future performance. Forward-looking statements are based on our expectations and assumptions as of the date of this press release and are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements. We may not actually achieve the plans, carry out the intentions, or meet the expectations or projections disclosed in our forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results may differ materially from those indicated by forward-looking statements as a result of various important factors, including but not limited to (1) our ability to successfully commercialize and generate revenue from our approved products, (2) our ability to obtain funding for our operations and business initiatives, (3) the results of our clinical and pre-clinical development of our product candidates, (4) the content and timing of decisions made by the relevant regulatory authorities regarding regulatory approvals of our product candidates, (5) risks related to doing business in China, and (6) other factors identified in our most recent annual and quarterly reports and in other reports we have filed with the U.S. Securities and Exchange Commission (SEC). We anticipate that subsequent events and developments will cause our expectations and assumptions to change, and we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Our SEC filings can be found on our website at www.zailaboratory.com and on the SEC’s website at www.sec.gov.

For more information, please contact:
Investor Relations:
Christine Chiou / Lina Zhang
+1 (917) 886-6929 / +86 136 8257 6943
christine.chiou1@zailaboratory.com / lina.zhang@zailaboratory.com
Media:
Shaun Maccoun / Xiaoyu Chen
+1 (857) 270-8854 / +86 185 0015 5011
shaun.maccoun@zailaboratory.com / xiaoyu.chen@zailaboratory.com

Zai Lab Limited

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